TABLE OF CONTENTS

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-2
Statements of Operations	SA-3
Statements of Changes in Net Assets	SA-4
Financial Highlights	SA-6
Notes to Financial Statements	SA-7
Report of Independent Registered Public Accounting Firm	SA-9

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2021

Each variable account invests in shares of the corresponding portfolio. The shares owned and value of investments as of December 31, 2021; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2021, were as follows:

Variable Accounts	Shares Owned	Value	Cost of Purchases	Proceeds from Sales
IV (Invests in Inflation Managed Class I) *	58,310	$770,141	$52,448	$39,924
VII (Invests in Main Street® Core Class I) *	216,547	14,869,204	48,983	2,097,091
X (Invests in Managed Bond Class I) *	192,782	2,845,381	7,057	548,455
XI (Invests in High Yield Bond Class I) *	5,577	55,158	10,331	9,708
XII (Invests in Equity Index Class I) *	13,982	1,665,181	105,590	54,278
XIII (Invests in International Value Class I) *	13,146	187,503	2,768	29,035
XIV (Invests in Growth Class I) *	57,414	3,726,344	41,896	386,763
XV (Invests in Fidelity® VIP Government Money Market Service Class)	354,286	354,286	38	56,594

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Variable Accounts
	IV	VII	X	XI	XII	XIII
ASSETS
Investments in mutual funds, at value	$770,141	$14,869,204	$2,845,381	$55,158	$1,665,181	$187,503
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	203	5,507	2,015	59	377	257
Total Assets	770,344	14,874,711	2,847,396	55,217	1,665,558	187,760
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	199	4,820	1,847	53	314	223
Investments purchased	—	—	—	—	—	—
Total Liabilities	199	4,820	1,847	53	314	223
NET ASSETS	$770,145	$14,869,891	$2,845,549	$55,164	$1,665,244	$187,537
Units Outstanding	147,969	1,312,521	826,159	15,370	146,096	100,949
Accumulation Unit Value	$5.20	$11.33	$3.44	$3.59	$11.40	$1.86
Cost of Investments	$613,710	$3,360,237	$2,023,908	$33,408	$301,069	$109,933

	XIV	XV
ASSETS
Investments in mutual funds, at value	$3,726,344	$354,286
Receivables:
Due from Pacific Life Insurance Company	—	—
Investments sold	800	242
Total Assets	3,727,144	354,528
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	695	249
Investments purchased	—	—
Total Liabilities	695	249
NET ASSETS	$3,726,449	$354,279
Units Outstanding	247,724	37,255
Accumulation Unit Value	$15.04	$9.51
Cost of Investments	$713,149	$354,286

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	IV	VII	X	XI	XII	XIII
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	8,436	170,832	36,645	590	17,493	2,350
Operating expenses	284	5,742	1,232	20	588	79
Total Expenses	8,720	176,574	37,877	610	18,081	2,429
Net Investment Income (Loss)	(8,720)	(176,574)	(37,877)	(610)	(18,081)	(2,429)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,348	1,445,270	154,604	3,670	2,392	8,323
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	4,348	1,445,270	154,604	3,670	2,392	8,323
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	34,563	2,058,885	(191,466)	(1,156)	362,363	27,057
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,191	$3,327,581	$(74,739)	$1,904	$346,674	$32,951

	XIV	XV
INVESTMENT INCOME
Dividends	$—	$38
EXPENSES
Mortality and expense risk	41,333	4,582
Operating expenses	1,389	154
Total Expenses	42,722	4,736
Net Investment Income (Loss)	(42,722)	(4,698)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	251,519	—
Capital gain distributions	—	—
Realized Gain (Loss) on Investments	251,519	—
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	478,292	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$687,089	$(4,698)

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	IV		VII		X
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(8,720)	$(8,501)	$(176,574)	$(151,700)	$(37,877)	$(43,142)
Realized gain (loss) on investments	4,348	3,310	1,445,270	917,734	154,604	93,469
Change in net unrealized appreciation (depreciation) on investments	34,563	71,539	2,058,885	716,483	(191,466)	189,633
Net Increase (Decrease) in Net Assets Resulting from Operations	30,191	66,348	3,327,581	1,482,517	(74,739)	239,960
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	—	—	10,560	4,158	10,730	4,158
Transfers between variable and fixed accounts, net	44,204	1,030	(274,466)	(143,277)	(2,609)	(10,486)
Contract benefits and terminations	(22,778)	(166,582)	(1,602,624)	(1,218,515)	(509,722)	(286,453)
Contract charges and deductions	(178)	(204)	(5,004)	(5,356)	(1,919)	(2,146)
Other	(4)	7	247	(806)	19	16
Net Increase (Decrease) in Net Assets
Derived from Contract Owner Transactions	21,244	(165,749)	(1,871,287)	(1,363,796)	(503,501)	(294,911)
NET INCREASE (DECREASE) IN NET ASSETS	51,435	(99,401)	1,456,294	118,721	(578,240)	(54,951)
NET ASSETS
Beginning of Year	718,710	818,111	13,413,597	13,294,876	3,423,789	3,478,740
End of Year	$770,145	$718,710	$14,869,891	$13,413,597	$2,845,549	$3,423,789

	XI		XII		XIII
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(610)	$(600)	$(18,081)	$(13,597)	$(2,429)	$(2,195)
Realized gain (loss) on investments	3,670	2,917	2,392	81,281	8,323	12,391
Change in net unrealized appreciation (depreciation) on investments	(1,156)	(86)	362,363	111,372	27,057	(35,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,904	2,231	346,674	179,056	32,951	(25,183)
INCREASE (DECREASE) IN NET ASSETS
FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	1,421	316	92,096	(296)	(15,535)	(14,473)
Contract benefits and terminations	(131)	(8,086)	(22,382)	(96,799)	(8,052)	(70,996)
Contract charges and deductions	(57)	(50)	(320)	(296)	(250)	(266)
Other	1	—	10	12	6	1
Net Increase (Decrease) in Net Assets
Derived from Contract Owner Transactions	1,234	(7,820)	69,404	(97,379)	(23,831)	(85,734)
NET INCREASE (DECREASE) IN NET ASSETS	3,138	(5,589)	416,078	81,677	9,120	(110,917)
NET ASSETS
Beginning of Year	52,026	57,615	1,249,166	1,167,489	178,417	289,334
End of Year	$55,164	$52,026	$1,665,244	$1,249,166	$187,537	$178,417

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
	XIV		XV
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(42,722)	$(35,150)	$(4,698)	$(4,039)
Realized gain (loss) on investments	251,519	160,239	—	—
Change in net unrealized appreciation (depreciation) on investments	478,292	654,313	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	687,089	779,402	(4,698)	(4,039)
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	—	—	—	—
Transfers between variable and fixed accounts, net	(21,688)	13,488	(44,558)	90,969
Contract benefits and terminations	(279,784)	(207,322)	(7,070)	(146,440)
Contract charges and deductions	(673)	(768)	(230)	(292)
Other	43	22	3	5
Net Increase (Decrease) in Net Assets
Derived from Contract Owner Transactions	(302,102)	(194,580)	(51,855)	(55,758)
NET INCREASE (DECREASE) IN NET ASSETS	384,987	584,822	(56,553)	(59,797)
NET ASSETS
Beginning of Year	3,341,462	2,756,640	410,832	470,629
End of Year	$3,726,449	$3,341,462	$354,279	$410,832

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year ended December 31 are presented in the table below.

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
IV
2021	$5.20	147,969	$770,145	0.00%	1.23%	4.40%
2020	4.99	144,159	718,710	0.00%	1.23%	10.06%
2019	4.53	180,603	818,111	0.00%	1.23%	7.31%
2018	4.22	93,930	396,492	0.00%	1.23%	(3.36)%
2017	4.37	95,296	416,232	0.00%	1.23%	2.42%
VII
2021	$11.33	1,312,521	$14,869,891	0.00%	1.23%	26.20%
2020	8.98	1,494,191	13,413,597	0.00%	1.23%	12.54%
2019	7.98	1,666,707	13,294,876	0.00%	1.23%	30.52%
2018	6.11	1,778,495	10,869,533	0.00%	1.23%	(8.88)%
2017	6.71	1,983,303	13,302,090	0.00%	1.23%	15.66%
X
2021	$3.44	826,159	$2,845,549	0.00%	1.23%	(2.34)%
2020	3.53	970,770	3,423,789	0.00%	1.23%	7.02%
2019	3.30	1,055,548	3,478,740	0.00%	1.23%	7.17%
2018	3.08	1,126,575	3,464,570	0.00%	1.23%	(1.82)%
2017	3.13	1,235,507	3,870,192	0.00%	1.23%	3.44%
XI
2021	$3.59	15,370	$55,164	0.00%	1.23%	4.13%
2020	3.45	15,095	52,026	0.00%	1.23%	4.45%
2019	3.30	17,461	57,615	0.00%	1.23%	12.59%
2018	2.93	18,580	54,452	0.00%	1.23%	(4.46)%
2017	3.07	20,529	62,973	0.00%	1.23%	6.44%
XII
2021	$11.40	146,096	$1,665,244	0.00%	1.23%	26.80%
2020	8.99	138,965	1,249,166	0.00%	1.23%	16.67%
2019	7.71	151,524	1,167,489	0.00%	1.23%	29.50%
2018	5.95	218,388	1,299,412	0.00%	1.23%	(5.90)%
2017	6.32	220,016	1,391,200	0.00%	1.23%	20.00%
XIII
2021	$1.86	100,949	$187,537	0.00%	1.23%	18.89%
2020	1.56	114,181	178,417	0.00%	1.23%	(8.31)%
2019	1.70	169,787	289,334	0.00%	1.23%	15.18%
2018	1.48	179,667	265,830	0.00%	1.23%	(16.00)%
2017	1.76	195,203	343,843	0.00%	1.23%	20.09%
XIV
2021	$15.04	247,724	$3,726,449	0.00%	1.23%	21.92%
2020	12.34	270,812	3,341,462	0.00%	1.23%	29.95%
2019	9.49	290,331	2,756,640	0.00%	1.23%	36.45%
2018	6.96	301,625	2,098,909	0.00%	1.23%	1.14%
2017	6.88	341,500	2,349,508	0.00%	1.23%	30.04%
XV
2021	$9.51	37,255	$354,279	0.01%	1.23%	(1.21)%
2020	9.63	42,678	410,832	0.30%	1.23%	(0.95)%
2019	9.72	48,428	470,629	1.90%	1.23%	0.67%
2018	9.65	50,020	482,860	1.53%	1.23%	0.30%
2017	9.62	59,165	569,414	0.57%	1.23%	(0.65)%

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees and operating expenses that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest.

(2)         The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements).

(3)         Total returns reflect changes in the unit values of the underlying portfolios and deductions for M&E fees and operating expenses assessed through the daily AUV calculation Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns.

See Notes to Financial Statements

 PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

    The Pacific Corinthian Variable Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2021, the Fund investment options are Pacific Select Fund (See Note 4) and Fidelity Variable Insurance Products Funds. The Variable Accounts which have not commenced operations as of December 31, 2021 are not presented in this annual report.

    Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

    Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

    The Separate Account funds individual flexible premium deferred variable annuity contracts (the “Contracts”). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

     A. Valuation of Investments

    Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

     B. Security Transactions and Income

    Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.  Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

     C. Federal Income Taxes

    The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

    All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

    Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2021.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

    Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 1.19% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amount realized from fees and charges assessed against the Contracts. The Separate Account also bears certain operating expenses, subject to Pacific Life’s guarantee that such operating expenses will not exceed 0.25% of each Variable Account’s average daily net assets annually. For the year ended December 31, 2021, the annualized operating expenses for each of the Variable Accounts were below the 0.25% expense cap at 0.04%. Pacific Life further guarantees that the ordinary operating expenses of a Variable Account together with the operating expenses incurred by its underlying Portfolio, exclusive of advisory fees, service fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses, will not exceed 0.60% of average daily net assets annually after consideration for any

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

adjustment by the Funds’ Investment Adviser for fund expenses in excess of stated expense limitations. For the year ended December 31, 2021, the combined annualized operating expenses for each of the Variable Accounts were below the 0.60% expense cap. M&E fees and operating expenses are included in the Statements of Operations.

    Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium tax, and any withdrawal and surrender charges, and are shown as a decrease in net assets derived from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees and any state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets.

    In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

    The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2021, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class D shares of PSF during the year ended December 31, 2021.

5. RELATED PARTY AGREEMENT

    PSD serves as principal underwriter of the Contract funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

    The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	—	Quoted prices (unadjusted) in active markets for identical holdings
Level 2	—	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data market data
Level 3	—	Significant unobservable inputs that are not corroborated by observable market data

    The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2021, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the year ended December 31, 2021 and 2020 were as follows:

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
IV	10,117	(6,307)	3,810	391	(36,835)	(36,444)
VII	15,557	(197,227)	(181,670)	12,100	(184,616)	(172,516)
X	3,254	(147,865)	(144,611)	1,319	(86,097)	(84,778)
XI	2,905	(2,630)	275	111	(2,477)	(2,366)
XII	14,782	(7,651)	7,131	3	(12,562)	(12,559)
XIII	1,546	(14,778)	(13,232)	6,131	(61,737)	(55,606)
XIV	3,118	(26,206)	(23,088)	1,809	(21,328)	(19,519)
XV	—	(5,423)	(5,423)	9,361	(15,111)	(5,750)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprising Variable Account IV, VII, X, XI, XII, XIII, XIV, and XV, (collectively, the “Variable Accounts”) including the schedules of investments as of December 31, 2021; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Variable Account IV, VII, X, XI, XII, XIII, XIV and XV; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Variable Accounts IV, VII, X, XI, XII, XIII, XIV and XV constituting the Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2022

We have served as the auditor of Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company since 1994.